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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-57390, 333-57392, and 333-57396) of Black
Warrior Wireline Corp. of our report dated April 13, 2001, except as to the eighth paragraph of Note 18, which is as of May 15, 2001, relating to the financial statements, which appear in this Form 10-K.




PricewaterhouseCoopers LLP

Memphis, TN
May 25, 2001